                                                                   EXHIBIT 99(a)

                             LETTER OF TRANSMITTAL

                            CONSUMERS ENERGY COMPANY

                               OFFER TO EXCHANGE
                     6 3/8% SENIOR NOTES DUE 2008, SERIES B
                       FOR ANY AND ALL OF THE OUTSTANDING
                     6 3/8% SENIOR NOTES DUE 2008, SERIES A

            THIS EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
          5:00 P.M., NEW YORK CITY TIME, ON                    , 1998
                          UNLESS THE OFFER IS EXTENDED

                            THE CHASE MANHATTAN BANK
                             (THE "EXCHANGE AGENT")

  By Mail, (Certified, Registered, Overnight or First Class) or Hand Delivery:
                            The Chase Manhattan Bank
                           55 Water Street, Room 234
                                 North Building
                            New York, New York 10041

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (212) 638-7380

                                Telephone Number
                                 (212) 638-0828

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS
LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL
                                 IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated
           , 1998 (the "Prospectus") of Consumers Energy Company (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6 3/8% Senior Notes Due 2008, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 6 3/8% Senior Notes Due 2008, Series A (the "Notes"), respectively. The term "Expiration Date" shall mean 5:00 p.m., New
York City time, on             , 1998 unless the Company, in its reasonable
judgment, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List on the next page the Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate of Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.
--------------------------------------------------------------------------------
                      DESCRIPTION OF NOTES TENDERED HEREBY


-------------------------------------------------------------------------------------------------------------------------------
                  NAME(S) AND ADDRESS(ES)
                   OF REGISTERED OWNER(S)
                      (PLEASE FILL IN)
-------------------------------------------------------------------------------------------------------------------------------
                                                                  CERTIFICATE             AGGREGATE
                                                                       OR              PRINCIPAL AMOUNT         PRINCIPAL
                                                                  REGISTRATION           REPRESENTED              AMOUNT
                                                                   NUMBER(S)*              BY NOTES             TENDERED**
                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------

                                                              ---------------------------------------------------------------
                                                                     Total
-------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Holders.

 ** Unless otherwise indicated, the Holder will be deemed to have tendered the
    Full Aggregate Principal Amount represented by such Notes. All Tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be used (i) if certificates of Notes are to be forwarded herewith, (ii) if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Notes" in the Prospectus or (iii) if tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                  ----------------------------------------------

       [ ] The Depository Trust Company

    Account Number
                  --------------------------------------------------------------

    Transaction Code Number
                            ----------------------------------------------------

     Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
                                 -----------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery
                                                          ----------------------

    If delivery by book-entry transfer:

    Account Number
                   -------------------------------------------------------------

    Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name
         -----------------------------------------------------------------------

    Address
            --------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledges that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) as interpreted in the Securities and Exchange Commission's letter to Shearman & Sterling dated July 2, 1993. Morgan Stanley & Co., Inc. (available June 5, 1991), Warnaco, Inc. (available June 5, 1991), and Epic Properties, Inc. (available October 21, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undesigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by a book-entry facility. The undersigned further agrees that acceptance of any tendered Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Notes, and any Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be Medallion Guaranteed by an Eligible Institution (defined in Instruction 2).

          ------------------------------------------------------------

                              SPECIAL REGISTRATION
                                  INSTRUCTIONS

        To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

   Name:
         ----------------------------------------------

   Address:
           --------------------------------------------

   ----------------------------------------------------

   Book-Entry Transfer Facility Account:
                                         --------------

   ----------------------------------------------------
   Employee Identification or Social Security Number:

   ----------------------------------------------------
                             (PLEASE PRINT OR TYPE)

   -----------------------------------------------------


   -----------------------------------------------------

                                SPECIAL DELIVERY
                                  INSTRUCTIONS

        To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Notes Tendered Hereby."

   Name:
        ------------------------------------------------------------

   Address:
           -----------------------------------------------------------

          ------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

          ------------------------------------------------------------

                   (REGISTERED HOLDER(S) OF NOTES SIGN HERE)

               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

Name and Capacity (full title):
                                ------------------------------------------------

Address (including zip code):
                              --------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------

Taxpayer Identification or Social Security No.:
                                                --------------------------------

Dated:
      ------------------------------

                              MEDALLION GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:
                      ----------------------------------------------------------
              (SIGNATURE OF REPRESENTATIVE OF MEDALLION GUARANTOR)

Name and Title:
                ----------------------------------------------------------------

Name of Plan:
              ------------------------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Dated:
       -----------------------------

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                                                  PAYOR'S NAME: NBD BANK
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE             PART I -- Please provide your TIN in the box at
           FORM W-9              right and certify by signing and dating below.  ------------------------------------------
                                                                                  Social Security Number
                                                                                  or
                                                                                 ------------------------------------------
                                                                                  Employer Identification Number
                                                                                  (If awaiting TIN write "Applied For")
                                -------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY     PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
   INTERNAL REVENUE SERVICE      Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                                -------------------------------------------------------------------------------------------

                                 CERTIFICATION -- Under penalties of perjury, I certify that:
                                 (1) The number shown on this form is my correct Taxpayer Identification Number (or a
                                     Taxpayer Identification Number has not been issued to me) and either (a) I have mailed
      PAYER'S REQUEST FOR            or delivered an application to receive a Taxpayer Identification Number to the
    TAXPAYER IDENTIFICATION          appropriate Internal Revenue Service ("IRS") or Social Security Administration office
         NUMBER (TIN)                or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number,
                                     and
                                 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                     IRS has notified me that I am no longer subject to backup withholding.
                                 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                                 Signature                                                   Date                    , 1998
                                           -----------------------------------------------        -------------------
---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates. All physically delivered Notes or confirmations of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Notes, but whose Notes are not immediately available and thus cannot deliver their Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) on or prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Notes and the principal amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Any Holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

     3. Partial Tenders; Withdrawals. If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Notes Tendered Hereby." A newly issued Note for the principal amount of Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Notes are irrevocable. To be effective, a written telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the registration number(s) and principal amount of such Notes or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Depository to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required Medallion Guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Notes register the transfer of such Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Any Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder, or will be credited to an account maintained with the Depository, as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

     4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Medallion Guarantee. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Notes registered in different names is tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

     Signatures on this Letter of Transmittal or on a notice of withdrawal, as the case may be, must be Medallion Guaranteed by an Eligible Institution unless the Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the Exchange Notes or substitute Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Notes or deposited at such Holder's account at the Depository.

     6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Notes listed in this Letter of Transmittal.

     7. Waiver of Conditions. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     8. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Consumers Energy Company, 212 West Michigan Avenue, Jackson, Michigan 40201,
Attention: Chief Financial Officer, telephone: (517) 788-0550.

     10. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Notes and withdrawal of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Notes not properly tendered or any Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Notes may be subject to backup withholding of 31%.

     Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding

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will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue
Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) each Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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